UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52170 (Commission File Number)	20-5997364 (I.R.S. Employer Identification No.)
	600 West Chicago Avenue Suite 850 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)
(312) 642-3700 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.*

On November 6, 2013, InnerWorkings, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended September 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.*

In October 2013, the Company removed Christophe Delaune from his role as President of the Company’s French subsidiary.  Mr. Delaune had been in that role since the Company’s 2011 acquisition of Productions Graphics, a European business then principally owned by Mr. Delaune.  Mr. Delaune has asserted that he is entitled to severance and related compensation of approximately 2.1 million Euro; the Company disputes that Mr. Delaune is owed any additional compensation.  In addition to this matter, there are potential disputes between the Company and Mr. Delaune relating to the acquisition agreement, including claims the Company may assert against Mr. Delaune.  Because neither Mr. Delaune nor the Company has initiated formal litigation against the other at this time, the nature of the potential claims either party may bring against the other and the potential ranges of damages sought cannot be described or quantified in more detail at this time.  As of September 30, 2013, the Company had paid 5.8 million Euro in fixed consideration and 7.1 million Euro in contingent consideration to Mr. Delaune and the other former owner of the European business; the remaining maximum contingent consideration for the earn-out periods ending in 2013, 2014 and 2015 is 55 million Euro.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1*	Press Release dated November 6, 2013.

*The information furnished under Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: November 6, 2013	By:	/s/	Joseph M. Busky
	Name:		Joseph M. Busky
	Title:		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1*	Press Release dated November 6, 2013.

*The information furnished under Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.